VIRTUS Duff & Phelps Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2024
($ reported in thousands)
	Shares	Value
Common Stocks—99.0%
Real Estate Investment Trusts—99.0%
Data Centers—12.5%
Digital Realty Trust, Inc.	113,275	$ 17,224
Equinix, Inc.	35,411	26,792
		44,016

Gaming REITs—2.8%
Gaming & Leisure Properties, Inc.	104,200	4,711
VICI Properties, Inc. Class A	176,650	5,059
		9,770

Health Care—13.7%
Healthpeak Properties, Inc.	122,520	2,401
Sabra Health Care REIT, Inc.	517,105	7,964
Ventas, Inc.	337,000	17,275
Welltower, Inc.	200,310	20,882
		48,522

Industrial/Office—19.3%
Industrial—15.3%
Americold Realty Trust, Inc.	208,900	5,335
Prologis, Inc.	331,941	37,280
Rexford Industrial Realty, Inc.	258,925	11,546
		54,161

Office—4.0%
BXP, Inc.	81,100	4,992
Cousins Properties, Inc.	155,746	3,606
Vornado Realty Trust	205,140	5,393
		13,991

Total Industrial/Office		68,152

Lodging/Resorts—2.6%
Host Hotels & Resorts, Inc.	185,744	3,340
Ryman Hospitality Properties, Inc.	59,657	5,957
		9,297

Residential—17.9%
Apartments—11.1%
AvalonBay Communities, Inc.	83,690	17,314
Essex Property Trust, Inc.	57,050	15,529
Mid-America Apartment Communities, Inc.	43,690	6,231
		39,074

	Shares	Value

Manufactured Homes—2.1%
Sun Communities, Inc.	62,881	$ 7,567
Single Family Homes—4.7%
American Homes 4 Rent Class A	362,450	13,469
Invitation Homes, Inc.	82,510	2,961
		16,430

Total Residential		63,071

Retail—15.1%
Free Standing—2.3%
Realty Income Corp.	157,159	8,301
Regional Malls—4.8%
Simon Property Group, Inc.	111,766	16,966
Shopping Centers—8.0%
Brixmor Property Group, Inc.	456,256	10,535
Kimco Realty Corp.	497,920	9,690
Phillips Edison & Co., Inc.	108,935	3,563
Regency Centers Corp.	70,950	4,413
		28,201

Total Retail		53,468

Self Storage—7.9%
CubeSmart	240,614	10,868
Public Storage	58,605	16,858
		27,726

Specialty—4.5%
Iron Mountain, Inc.	178,400	15,988
Telecommunications REITs—2.7%
American Tower Corp.	49,295	9,582
Total Common Stocks (Identified Cost $244,829)		349,592

Total Long-Term Investments—99.0% (Identified Cost $244,829)		349,592

TOTAL INVESTMENTS—99.0% (Identified Cost $244,829)		$349,592
Other assets and liabilities, net—1.0%		3,379
NET ASSETS—100.0%		$352,971

Abbreviation:
REIT	Real Estate Investment Trust
See Notes to Schedule of Investments

VIRTUS Duff & Phelps Real Estate Securities Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2024
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of June 30, 2024, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2024	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$349,592	$349,592
Total Investments	$349,592	$349,592
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2024.
There were no transfers into or out of Level 3 related to securities held at June 30, 2024.
See Notes to Schedule of Investments

VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES FUND NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2024
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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